Exhibit 21.1

List of Direct and Indirect Subsidiaries of Nelnet, Inc.

Direct Subsidiaries:
National Education Loan Network, Inc. (organized in Nevada)
Nelnet Capital LLC (organized in Nebraska)
Premiere Credit of North America LLC (organized in Indiana)
FACTS Management Co. (organized in Nebraska)
American Card Services, Inc. (organized in Nebraska)
National Honor Roll, LLC (organized in New York)
Student Marketing Group, Inc. (organized in New York)
Foresite Solutions, Inc. (organized in Delaware)

Indirect Subsidiaries:
Nelnet Corporate Services, Inc. (organized in Nevada)
Nelnet Guarantee Services, LLC. (organized in Florida)
Idaho Financial Associates, Inc. (organized in Idaho)
Nelnet Marketing Solutions, Inc. (organized in Florida)
National Higher Education Loan Program, Inc. (organized in Nebraska)
Charter Account Systems, Inc. (organized in New York)
5280 Solutions, LLC (organized in Colorado)
FirstMark Services, LLC (organized in Colorado)
Chela Education Funding, Inc. (organized in Nebraska)
ClassCredit, Inc. (organized in Florida)
InTuition, Inc. (organized in Florida)
EFS Finance Co. (organized in Indiana)
NELnet Student Loan Warehouse Corporation-1 (organized in Nevada)
Nelnet Student Loan Funding Management Corporation (organized in Nevada)
Nelnet Student Loan Funding, LLC (organized in Delaware)
NELNET Student Loan Corporation-1 (organized in Nevada)
NELNET Student Loan Corporation-2 (organized in Nevada)
NHELP-I, Inc. (organized in Nevada)
NHELP-II Inc. (organized in Nevada)
NHELP-II, LLC (organized in Nevada)
NHELP-III, Inc. (organized in Nevada)
EMT Corp. (organized in Indiana)
NELnet Private Student Loan Corporation-1 (organized in Nevada)
Nelnet Education Loan Funding, Inc. (f/k/a NEBHELP, INC.) (organized in Nebraska)
MELMAC, Inc. (organized in Nevada)
MELMAC, LLC (organized in Delaware)
Nelnet Academic Services, LLC (organized in Nebraska)
National Education Loan of New England, Inc. (organized in Rhode Island)
infiNET Integrated Solutions, Inc. (organized in Illinois)
Student Loan Acquisition Authority of Arizona, LLC (organized in Delaware)
SLAAA Acquisition Corp. (organized in Nebraska)
Shockley Financial Corp. (organized in Colorado)
College Bound Loans, Inc. (organized in Rhode Island)
EDULINX Canada Corporation (organized in Canada)
TriCura Canada Inc. (organized in Canada)
LoanSTAR Funding Group, Inc. (organized in Texas)
LoanSTAR Assets GP, LLC (organized in Delaware)
LoanSTAR Assets LP, LLC (organized in Delaware)
LoanSTAR Assets GP II, LLC (organized in Delaware)
LoanSTAR Assets LP II, LLC (organized in Delaware)
LoanSTAR Assets Partners, LP (organized in Delaware)
LoanSTAR Assets Partners II, LP (organized in Delaware)
LoanSTAR Systems, LP (organized in Colorado)
Nelnet Academic Funding Solutions, LLC
Nelnet Academic Private Loan Warehouse-I, LLC (organized in Delaware)